AXA PREMIER VIP TRUST

AXA ALLOCATION PORTFOLIOS

SUPPLEMENT DATED AUGUST 14, 2013 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013, as supplemented, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding (i) changes to the administrative services fee for each of the AXA Allocation Portfolios (each a “Portfolio,” together, the “Portfolios”); and (ii) name changes to certain of the Underlying Portfolios in which the Portfolios may invest.

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Effective September 1, 2013, the following information hereby replaces in its entirety the third paragraph under the section of the Prospectus entitled “Management Team – Management Fees”:

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each AXA Allocation Portfolio pays FMG LLC an asset-based fee at an annual rate of 0.15% of the Portfolio’s total average daily net assets up to and including $15 billion, 0.125% of the Portfolio’s total average daily net assets over $15 billion up to and including $20 billion, and 0.10% of the Portfolio’s total average daily net assets over $20 billion, plus $32,500 annually for each Portfolio whose total average annual net assets are less than $5 billion. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, an affiliate serve as investment manager, investment Adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Allocation Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.